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               PRODUCT INFORMATION NOTICE DATED FEBRUARY 2, 2012

On May 16, 2011, M&T Bank Corporation ("M&T"), the parent company of Wilmington Trust Investment Advisors, Inc. ("WTIA", formerly MTB Investment Advisors, Inc.), the investment advisor to the MTB Group of Funds (the "MTB Trust") and the MTB Managed Allocation Fund -- Moderate Growth II, a separate series of the MTB Trust (the "MTB Fund"), and MTB One, Inc., a wholly-owned subsidiary of M&T, acquired Wilmington Trust Corporation ("Wilmington Trust"). Wilmington Trust was the parent company of Rodney Square Management Corporation ("RSMC") and Wilmington Trust Investment Management, LLC ("WTIM"), the investment advisor and sub-advisor of the funds within the WT Mutual Fund (the "WT Trust"). As a result of M&T's acquisition of Wilmington Trust, it is anticipated that the series of the WT Trust will be merged into the MTB Trust (the "Reorganization"), subject to the approval of the shareholders at a meeting of shareholders on or about February 21, 2012. The Reorganization is expected to take place on or about March 9, 2012.

As described more fully below, in connection with M&T's acquisition of Wilmington Trust, the following changes are expected to take place with the approval of the Board of Trustees of the MTB Trust (the "Board"):

(i) the renaming of the MTB Fund; (ii) the appointment of RSMC as the investment advisor to the MTB Fund; and (iii) a new Transfer Agency Agreement for the MTB Trust;

1. RENAMING OF THE MTB FUND

On or about the date of the Reorganization, the MTB Trust name will change from MTB Group of Funds to Wilmington Funds and the Fund will be renamed as follows:

CURRENT FUND NAME/SERIES             NEW FUND NAME/SERIES
--------------------------------------------------------------------------
MTB Managed Allocation Fund --       Wilmington Managed Allocation Fund --
Moderate Growth II                   Moderate Growth II

While the MTB Fund's name will change, the MTB Fund's investment goals and strategies will remain the same, except as otherwise disclosed to shareholders.

Accordingly, as of the Reorganization, all references in the Prospectus to the MTB Group of Funds are hereby deleted and replaced with references to Wilmington Funds and all references to the current Fund name are hereby deleted and replaced with the new Fund name listed above.

HV- 8135

    THIS PRODUCT INFORMATION NOTICE SHOULD BE RETAINED FOR FUTURE REFERENCE